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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                          Date of Report: May 7, 2003
                       (Date of Earliest Event Reported)


                              SureBeam Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                 000-31807                33-0921003
       (State or other            (Commission            (I.R.S. Employer
       Jurisdiction of            File Number)          Identification No.)
        Incorporation)

                          9276 SCRANTON RD., SUITE 600
                            SAN DIEGO, CA 92121-1750
                    (Address of principal executive offices)

                                 (858) 795-6300
              (Registrant's telephone number, including area code)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          No.       Description
          ---       -----------
          99.1      Press Release dated May 7, 2003 announcing the results for the quarter ended March 31, 2003.

ITEM 9.   REGULATION FD DISCLOSURE

     This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release issued by SureBeam Corporation on May 7, 2003, announcing its financial results for the quarter ended March 31, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SureBeam Corporation


                                        By: /s/ David A. Rane
                                           ---------------------------
                                           David A. Rane
                                           Senior Vice President and Chief
                                           Financial Officer


Date: May 7, 2003


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